UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 5328 Madison, Wisconsin	53705-0328
(Address of principal executive offices)	(Zip code)

(800)-438-7394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.00% Senior Notes Due 2031	JDCC 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02 Results of Operations and Financial Condition.

John Deere Capital Corporation’s (JDCC) revenue, net income, and ending portfolio balance for the third quarter and year-to-date for fiscal year 2025 are set forth below:

	Third Quarter			Year-to-Date
$ in millions	2025	2024	% Change	2025	2024	% Change
Revenue	$ 1,233	$ 1,284	-4%	$ 3,622	$ 3,644	-1%
Net income	159	123	29	442	424	4
Ending portfolio balance				58,372	60,845	-4

JDCC's net income for the quarter and year-to-date was higher than the same periods in 2024 due to lower administrative and operating expenses, partially offset by the impact of lower average portfolio balances and discrete tax items. Results for the quarter also benefited from a lower provision for credit losses.

Item 7.01Regulation FD Disclosure.

On August 14, 2025, Deere & Company, JDCC’s parent, issued a press release announcing its results of operations for the third quarter for fiscal year 2025 and made available a presentation providing a review of such period in connection with its investor earnings call. Copies of the press release and presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 8.01Other Events.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Number	Description of Exhibit

99.1

Press release and supplemental financial information of Deere & Company (incorporated by reference from Exhibit 99.1 to Deere & Company’s Current Report on Form 8-K dated August 14, 2025, file number (1-4121)). (Furnished herewith)

99.2

Third Quarter 2025 Earnings Conference Call Presentation of Deere & Company (incorporated by reference from Exhibit 99.2 to Deere & Company’s Current Report on Form 8-K dated August 14, 2025, file number (1-4121)). (Furnished herewith)

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Edward R. Berk
Edward R. Berk Secretary
Dated: August 14, 2025

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